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                                                                    EXHIBIT 10.6



                    AGREEMENT REGARDING REGISTRATION RIGHTS,
                    AMENDMENT OF STOCK OPTION AGREEMENT, AND
                        RATIFICATION OF PLEDGE AGREEMENT

                 This Agreement Regarding Registration Rights, Amendment of Stock Option Agreement, and Ratification of Pledge Agreement is dated as of the 13th day of November, 1995, and is by and among Liberte Investors, a Massachusetts business trust (the "Issuer"), R. Ted Enloe III, an individual ("Enloe"), and the Enloe Descendants' Trust, a Texas trust (the "Trust").

                                    RECITALS

                 WHEREAS, the Issuer has previously granted Enloe options to purchase 400,000 shares of beneficial interest ("Shares") of the Issuer pursuant to a Stock Option Agreement dated as of May 7, 1993 (the "Option Agreement");

                 WHEREAS, Enloe has exercised such options and presently holds such 400,000 Shares;

                 WHEREAS, the Option Agreement granted Enloe registration rights with respect to such 400,000 Shares;

                 WHEREAS, as part of a larger transfer of 719,000 Shares to the Trust, Enloe desires to transfer the 400,000 Shares and the related registration rights to the Trust;

                 WHEREAS, the Issuer and Enloe desire clarification of certain terms of the Option Agreement;

                 WHEREAS, Enloe has requested the Issuer's consent to the transfer of 719,000 Shares to the Trust; and

                 WHEREAS, the Trust desires to ratify the Stock Pledge and Security Agreement.

                                   AGREEMENT

                 NOW, THEREFORE, in consideration of the recitals, agreements and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1.      Amendment of Option Agreement:

         (a) Section 9(h) of the Option Agreement is hereby amended and restated in its entirety as follows:

         "The Executive's rights under this Section 9 shall terminate when he (or any affiliate of Executive, including without limitation the Enloe Descendants' Trust) no longer owns any Registrable Securities."

         (b) Section 10(e) of the Option Agreement is hereby amended and restated in its entirety as follows:





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        "The Executive's rights under this Section 10 shall terminate when he
(or any affiliate of Executive, including without limitation the Enloe Descendants' Trust) no longer owns any Registrable Securities."

         2. Assignment of Registration Rights. Enloe hereby assigns, conveys and sets over to the Trust, and the Trust hereby accepts such assignment, conveyance and setting over, of Enloe's registration rights under Sections 9 and 10 of the Option Agreement (the "Registration Rights").

         3. Consent to Assignment of Registration Rights. The Issuer hereby consents to and acknowledges the assignment by Enloe to the Trust of the Registration Rights.

         4. Consent to Transfer of Shares. The Issuer hereby consents to the transfer by Enloe of 719,000 Shares to the Trust.

         5. Ratification of Stock Pledge and Security Agreement. The Trust hereby acknowledges that 650,000 Shares of the 719,000 Shares transferred to it by Enloe shall remain subject to the Pledge Agreement.

                           [SIGNATURES ON NEXT PAGE]





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                 IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed and delivered as of the day and year first written above.



                                        LIBERTE INVESTORS

                                        By: /s/ EDWARD W. ROSE
                                            ------------------------------------
                                            Edward W. Rose
                                            Trustee


                                        /s/ R. TED ENLOE III
                                        ----------------------------------------
                                        R. Ted Enloe III

                                        ENLOE DESCENDANTS' TRUST

                                        By: /s/ R. TED ENLOE III
                                            ------------------------------------
                                            R. Ted Enloe III
                                            Investment Trustee





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